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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


                               DECEMBER 29, 2003
                Date of Report (Date of earliest event reported)



                      ARABIAN AMERICAN DEVELOPMENT COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-6247                   75-1256622
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


            10830 N. CENTRAL EXPRESSWAY
                     SUITE 175                              75231
                   DALLAS, TEXAS                          (Zip Code)
     (Address of principal executive offices)



                                 (214) 692-7872
               Registrant's telephone number, including area code

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ITEM 5.    OTHER EVENTS.

           On December 29, 2003, Arabian American Development Company (the "Company") filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2002. The Company's quarterly results of operations for the eight quarters ended December 31, 2002 have been restated to reflect the adjustments identified in the restatement of the December 31, 2001 and audit of the December 31, 2002 financial statements.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ARABIAN AMERICAN DEVELOPMENT COMPANY



                                     By: /s/ Drew Wilson, Jr.
                                         ---------------------------------------
                                         Drew Wilson, Jr.
                                         Secretary/Treasurer



Date:  December 29, 2003